UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

HERITAGE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36462	45-5338504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heritage Insurance Holdings, Inc. 2600 McCormick Drive, Suite 300 Clearwater, Florida	33759
(Address of principal executive offices)	(Zip Code)

(727) 362-7202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01 Entry into Material Definitive Agreement.

On August 8, 2017, Heritage Insurance Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Gator Acquisition Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), NBIC Holdings, Inc. (“NBIC”) and PBRA, LLC, in its capacity as Stockholder Representative. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into NBIC, resulting in NBIC becoming a wholly-owned subsidiary of the Company (the “Acquisition”).

The purchase price for the Acquisition will consist of $210 million in cash (the “Cash Consideration”), plus $40 million of the Company’s common stock (the “Stock Consideration”), subject to a post-closing book value adjustment. The value of each share of the Company’s common stock will be based on the volume-weighted average price of the Company’s common stock during the five business-day period ending on the business day immediately preceding closing. The Stock Consideration will be issued at closing in an exempt private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Following the closing of the Acquisition, the Company intends to file a shelf registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”) providing for the registered resale of the Stock Consideration. In accordance with the Merger Agreement, a certain portion of the Stock Consideration will be placed in an escrow account at closing to secure any amounts payable pursuant to the post-closing book value adjustment provisions set forth in the Merger Agreement. The size of this escrow will be either $12.5 million or $25.0 million of the Stock Consideration (depending on the preliminary, pre-closing estimate of the closing book value of NBIC and its subsidiaries, and subject to further potential adjustment depending on whether there are any disputes between the Company and NBIC with respect to this pre-closing estimate that remain unresolved as of the closing).

The Merger Agreement contains customary representations and warranties, covenants and agreements of the parties. The Acquisition is expected to close as early as the fourth quarter of 2017, subject to satisfaction of customary closing conditions, including obtaining regulatory clearance. The Merger Agreement contains customary termination rights for the Company and NBIC. The Merger Agreement is subject to termination if the Acquisition is not completed on or before April 8, 2018, which date may be extended until June 8, 2018 if certain conditions are not fulfilled.

In accordance with the Merger Agreement, the Company has agreed to commence an offering of convertible senior notes (the “Offering”) and, if such Offering does not close, the Company is obligated to use its reasonable best efforts to obtain alternative substitute financing no later than the 105th day following the date of the Merger Agreement (the “Outside Financing Date”). If neither the Offering nor such alternative substitute financing is consummated by the Outside Financing Date, NBIC shall have the right to terminate the Merger Agreement and, subject to the satisfaction of certain other conditions, be paid a termination fee of $12.5 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about NBIC or the Company. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing those matters as facts, and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in reports, statements and other filings it makes with the SEC.

Item 2.02 Results of Operations and Financial Condition.*

On August 8, 2017, the Company issued a press release announcing financial results for its fiscal quarter ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.*

On August 8, 2017, the Company issued a press release announcing the Acquisition, a copy of which is attached hereto as Exhibit 99.2.

On August 9, 2017, the Company will present certain information concerning the Acquisition in connection with its call with stockholders, analysts and others relating to the Company’s results of operations discussed above. Attached hereto as Exhibit 99.3 are slides that will be presented at that time.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 8, 2017, by and among Heritage Insurance Holdings, Inc., Gator Acquisition Merger Sub, Inc. and NBIC Holdings, Inc. and PBRA, LLC, in its capacity as Stockholder Representative.

99.1*	Press Release dated August 8, 2017 relating to the Company’s results of operations for the quarter ended June 30, 2017

99.2*	Press Release dated August 8, 2017 relating to the Acquisition

99.3*	Investor Information

*	The information furnished under Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.
Dated: August 9, 2017	By:	/s/ Bruce Lucas
	Name:	Bruce Lucas
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 8, 2017, by and among Heritage Insurance Holdings, Inc., Gator Acquisition Merger Sub, Inc. and NBIC Holdings, Inc. and PBRA, LLC, in its capacity as Stockholder Representative.

99.1*	Press Release dated August 8, 2017 relating to the Company’s results of operations for the quarter ended June 30, 2017

99.2*	Press Release dated August 8, 2017 relating to the Acquisition

99.3*	Investor Information

*	The information furnished under Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.